AMENDMENT NO. 4 TO AMENDED AND RESTATED
                 REDUCING REVOLVING LOAN AGREEMENT


       This Amendment No. 4 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of March 17, 2000 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

       Borrower and the Administrative Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:

            1.   Section 1.1.  Section 1.1 of the Loan
Agreement is amended by revising the definitions of "Aggregate Basket" and "Sub Debt Basket" to read as follows:

            "Aggregate Basket" means, as of any date of determination, (a) $430,000,000 plus (b) the principal amount of any New Subordinated Debt issued subsequent to the Closing Date.

            "Sub Debt Basket" means, as of any date of determination, (a) $205,000,000 plus (b) the principal amount of any New Subordinated Debt issued subsequent to the Closing Date.

       2.   Effective Date.  The revisions to the
definitions of "Aggregate Basket" and "Sub Debt Basket" set forth in Paragraph 1 shall be effective as of the effective date of Amendment No. 2 dated as of March 5, 1999 to the Loan Agreement.

       3.   Compliance Certificate.  Exhibit B to the Loan
Agreement is amended to reflect the revisions in the definitions of "Aggregate Basket" and "Sub Debt Basket" set forth in Paragraph 1.

       4. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:


                 (a)  Counterparts of this Amendment
       executed by all parties hereto;

                 (b)  Written consent of each of the
       Significant Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                 (c)  Written consent of the Requisite Banks
       as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

       5.   Representation and Warranty.  Borrower
represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

       6. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

       IN WITNESS WHEREOF, Borrower and the Administrative
Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION



By: NEIL A. CIARFALIA

    Neil A. Ciarfalia
    Treasurer
    [Printed Name and Title]



BANK OF AMERICA, N.A. (formerly
known as "Bank of America National
Trust and Savings Association") as
Administrative Agent


By:    JANICE HAMMOND

       Janice Hammond
       Vice President


                     Exhibit A to Amendment

                CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement").

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 4 to the Loan
Agreement.

          Each of the undersigned represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: March 17, 2000


HOTEL RAMADA OF NEVADA

By:  NED ARMSTRONG
     Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

  AZTAR DEVELOPMENT CORPORATION

By:  NED ARMSTRONG
     Nelson W. Armstrong, Jr.
Title: Secretary


AZTAR INDIANA GAMING CORPORATION

By:  NED ARMSTRONG
     Nelson W. Armstrong, Jr.
Title: Vice President & Secretary


AZTAR MISSOURI GAMING CORPORATION

By:  NED ARMSTRONG
     Nelson W. Armstrong, Jr.
Title: Vice President & Secretary



RAMADA NEW JERSEY, INC.


By:  NEIL A. CIARFALIA
     Neil A. Ciarfalia
Title: Treasurer


ATLANTIC-DEAUVILLE INC.

By:  NEIL A. CIARFALIA
     Neil A. Ciarfalia
Title: Treasurer


ADAMAR GARAGE CORPORATION

By:  NEIL A. CIARFALIA
     Neil A. Ciarfalia
Title: Treasurer


AZTAR INDIANA GAMING CORPORATION, LLC

By:  Aztar Indiana
     Gaming Corporation,
     its Managing Member

By:  NED ARMSTRONG
     Nelson W. Armstrong, Jr.
Title: Vice President & Secretary


RAMADA NEW JERSEY HOLDINGS CORPORATION
By:  NEIL A. CIARFALIA
     Neil A. Ciarfalia
Title: Treasurer


MANCHESTER MALL, INC.

By:  NEIL A. CIARFALIA
     Neil A. Ciarfalia
Title: Treasurer


RAMADA EXPRESS, INC.

By:  NED ARMSTRONG
     Nelson W. Armstrong, Jr.
Title: Vice President & Secretary


ADAMAR OF NEW JERSEY, INC.

By:  NEIL A. CIARFALIA
     Neil A. Ciarfalia
Title: Treasurer

AZTAR RIVERBOAT HOLDING COMPANY, LLC

By: NED ARMSTRONG
    its Managing Member

    By: Nelson W. Armstrong, Jr.
    Title: Vice President & Secretary



AZTAR MISSOURI RIVERBOAT GAMING COMPANY, LLC

By:  Aztar Missouri
     Gaming Corporation,
     its Managing Member

     By:  NED ARMSTRONG
          Nelson W. Armstrong, Jr.
     Title: Vice President & Secretary

                   Exhibit B to Amendment

                         CONSENT OF BANK

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 4 to the Loan
Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.


          Date: March 16, 2000

                    Bank of America
                    --------------------------------------
                    [Name of Institution]


                    By R.L. WENNEKAMP

                       R.L. Wennekamp, MD
                    ---------------------------------------
                    [Printed Name and Title]



          Date: March 9, 2000


                    Bank of Scotland
                    --------------------------------------
                    [Name of Institution]


                    By ANNIE GLYNN

                       Annie Glynn
                       Senior Vice President
                    ---------------------------------------
                    [Printed Name and Title]











          Date: March 14, 2000

                    Fleet Bank, NA
                    --------------------------------------
                    [Name of Institution]



                    By JOHN T. HARRISON

                       John T. Harrison
                       Senior Vice President
                    ---------------------------------------
                    [Printed Name and Title]



          Date: March 14, 2000

                    Imperial Bank
                    --------------------------------------
                    [Name of Institution]


                    By R. VADALMA

                       Ray Vadalma
                       Senior Managing Director
                    ---------------------------------------
                    [Printed Name and Title]



          Date: March 9, 2000

                    KeyBank National Association

                    --------------------------------------
                    [Name of Institution]


                    By MARY K. YOUNG

                       Mary K. Young
                       Assistant Vice President
                    ---------------------------------------
                    [Printed Name and Title]














          Date: March 14, 2000

                    PNC Bank National Association
                    --------------------------------------
                    [Name of Institution]


                    By GARY W. WESSELS

                       Gary W. Wessels
                       Vice President
                    ---------------------------------------
                    [Printed Name and Title]



          Date: March 16, 2000

                    Societe Generale
                    --------------------------------------
                    [Name of Institution]



                    By DONALD L. SCHUBERT

                       Donald L. Schubert
                       Managing Director
                    ---------------------------------------
                    [Printed Name and Title]